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                                                            [LOGO OF UAM FUNDS]

Supplement dated October 6, 2000, to the Prospectuses of the following portfolios:

  Acadian Emerging Markets Portfolio, Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic International Fund, Analytic Master Fixed Income Fund, Analytic Short-Term Government Fund, BHM&S Total Return Bond Portfolio, C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors Portfolio, C&B Mid Cap Equity Portfolio, Cambiar Opportunity Portfolio, Chicago Asset Management Intermediate Bond Portfolio, Chicago Asset Management Value/Contrarian Portfolio, Clipper Focus Portfolio, DSI Balanced Portfolio, DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, DSI Money Market Portfolio, DSI Small Cap Value Portfolio, FMA Small Company Portfolio, FPA Crescent Portfolio, Heitman Real Estate Portfolio, ICM Small Company Portfolio, IRA Capital Preservation Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio, McKee Small Cap Equity Portfolio, McKee U.S. Government Portfolio, MJI International Equity Portfolio, NWQ Special Equity Portfolio, Pell Rudman Mid-Cap Growth Portfolio, PIC Twenty Portfolio, Rice, Hall James Small Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Equity Portfolio, Sirach Growth Portfolio, Sirach Growth II Portfolio (formerly, Hanson Equity Portfolio), Sirach Special Equity Portfolio, Sirach Strategic Balanced Portfolio, Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, TJ Core Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W International Equity Portfolio and TS&W International Octagon Portfolio (formerly, Jacobs International Octagon Portfolio) (each a "portfolio").

  Each portfolio's prospectus is hereby supplemented as follows:

  The "Investment Management Section" of each portfolio's prospectus is revised to reflect the following information:

    The adviser of each portfolio is an affiliate of United Asset Management Corporation ("UAM"). On June 19, 2000, Old
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    Mutual, plc, a UK-based financial services group with substantial asset management, insurance and banking businesses, and UAM entered into an agreement for Old Mutual to acquire UAM through a tender offer and merger. Old Mutual's tender offer expired at 5:00 p.m. EDT on September 25, 2000, and Old Mutual accepted shares of UAM representing approximately 93% of the outstanding common stock of UAM. As of that date there was a change in control of UAM, and indirectly of each portfolio's adviser. This change in control constitutes an "assignment" of the portfolio's investment advisory agreement under federal law, which caused the agreement to terminate on September 25, 2000. As required by federal law, the portfolio's shareholders will be asked to approve a new investment advisory agreement with the adviser, to take effect upon shareholder approval of the new agreement. The new agreement will be identical to the current agreement in all respects except for its effective and termination dates. The new agreement will have no effect on the contractual advisory fee rate payable by the portfolio. No changes are currently planned which would affect the services being provided to the portfolio.

  The following information is hereby added to the section of each portfolio's prospectus called "Shareholder Servicing Arrangements":

    UAM Fund Distributors, Inc., the portfolios' principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling portfolio shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees, where the selling dealer's transactions are through an omnibus account with a different clearing broker, and that broker is entitled to receive distribution and/or servicing fees from the portfolios.

                                                                   [LOGO OF UAM]